Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
12/15/04
Fixed Income I
CH43
Lincoln Capital
224044BN6
Cox Communications
Citigroup
Citigroup, JP Morgan Securities,
Lehman Brothers,  Wachovia
Securities Inc.
Lehman Brothers
$4,440,377.20
$500,000,000.00
99.896
99.896
..35%
12/15/2004
Diversified Bond
GU42
Lincoln Capital
224044BN6
Cox Communications
Citigroup
Citigroup, JP Morgan Securities,
Lehman Brothers,  Wachovia
Securities Inc.
Lehman Brothers
$5,584,186.40
$500,000,000.00
99.896
99.896
..35%
10/27/04
Fixed Income I
CH43
Lincoln Capital
125581AM0
CIT Group
Blaylock & Partners
Blaylock & Partners, Utendahl
Captial Partners LP, Williams
Capital Group LP
Lehman Brothers
$1,183,566.15
$500,000,000.00
99.879
99.879
..35%
10/27/2004
Diversified Bond
GU42
Lincoln Capital
125581AM0
CIT Group
Blaylock & Partners
Blaylock & Partners, Utendahl
Captial Partners LP, Williams
Capital Group LP
Lehman Brothers
$1,458,233.40
$500,000,000.00
99.879
99.879
..35%
10/27/2004
Fixed Income I
CH43
Lincoln Capital
78387GAN3
SBC Communications
JP Morgan
Barclays Capital, Citigroup,
JP Morgan
Lehman Brothers
$6,898,482.00
$5,000,000,000.00
99.978
99.978
..35%
10/27/2004
Diversified Bond
GU42
Lincoln Capital
78387GAN3
SBC Communications
JP Morgan
Barclays Capital, Citigroup,
JP Morgan
Lehman Brothers
$8,508,127.80
$5,000,000,000.00
99.978
99.978
..35%
2/23/2005
Fixed Income III
CH72
PIMCO
99UJXHII7
ISIN FR001071975
France Government Bond
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas, Deutsche Bank,
HSBC CCF, CSFB, Ixis CIB,
JP Morgan, ABN Amro, Calyon
Corporate and Investment Bank,
Citigroup Global Markets, Dresdner
Kleinwort Wasserstein, Goldman Sachs,
Lehman Brothers, Merrill Lynch,
Morgan Stanley, Natexis Banques
Populaires, Nomura Int'l, Royal
Bank of Scotland, SG investment
Banking, UBS Investment Bank
Dresdner Kleinwort Wasserstein
$95,632.00 (LOCAL)
6,000,000,000 (Euros)
95.632
95.632
4.5 bp (spread)
2/23/2005
Fixed Income I
CH44
PIMCO
99UJXHII7
ISIN FR001071975
France Government Bond
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas, Deutsche Bank,
HSBC CCF, CSFB, Ixis CIB,
JP Morgan, ABN Amro, Calyon
Corporate and Invesmtnet Bank,
Citigroup Global Markets,
Dresdner Kleinwort Wasserstein,
Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley,
Natexis Banques Populaires,
Nomura Int'l, Royal Bank of
Scotland, SG investment Banking,
UBS Investment Bank
Dresdner Kleinwort Wasserstein
$191,264 (LOCAL)
6,000,000,000 (Euros)
95.632
95.632
4.5 bp (spread)
2/23/2005
Multi-Strategy Bond
GU72
PIMCO
B06BX6II1
ISIN FR0010171975
France Government Bond
HSBC Bank PLC
Barclays Capital France SA, BNP
Paribas, Deutsche Bank, HSBC CCF,
CSFB, Ixis CIB, JP Morgan, ABN
Amro, Calyon Corporate and
Investment Bank, Citigroup
Global Markets, Dresdner
Kleinwort Wasserstein, Goldman
Sachs, Lehman Brothers, Merrill
Lynch, Morgan Stanley, Natexis
Banques Populaires, Nomura
Int'l, Royal Bank of Scotland,
SG investment Banking, UBS
Investment Bank
Dresdner Kleinwort Wasserstein
$286,896 (LOCAL)
6,000,000,000 (Euros)
95.632
95.632
4.5 bp (spread)
2/23/2005
Diversified Bond
GU44
PIMCO
99UJXHII7
ISIN FR0010171975
France Government Bond
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas, Deutsche Bank,
HSBC CCF, CSFB, Ixis CIB, JP
Morgan, ABN Amro, Calyon
Corporate and Investment Bank,
Citigroup Global Markets,
Dresdner Kleinwort Wasserstein,
Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley,
Natexis Banques Populaires,
Nomura Int'l, Royal Bank of
Scotland, SG investment Banking,
UBS Investment Bank
Dresdner Kleinwort Wasserstein
$191,264 (LOCAL)
6,000,000,000 (Euros)
95.632
95.632
4.5 bp (spread)
3/1/2005
Diversified Bond
GU42
Lincoln Capital
36962GP65
General Electric Capital Corp
Morgan Stanley
Goldman Sachs, Lehman Brothers,
Morgan Stanley
Lehman Brothers
$3,190,962.10
$1,000,000,000.00
99.562
99.562
..40%
3/1/2005
Fixed Income I
CH43
Lincoln Capital
36962GP65
General Elctric Capital Corp
Morgan Stanley
Goldman Sachs, Lehman Brothers,
Morgan Stanley
Lehman Brothers
$2,548,787.20
$1,000,000,000.00
99.562
99.562
..40%